                      Securities and Exchange Commission

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report August 30, 2001
                                       ---------------
                       (Date of earliest event reported)



                                GEOALERT, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                      000-30658                 91-2008331
-------------------------------    --------------------      -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
       incorporation)                                        Identification No.)



       343 W. Bagley Road, Suite 205, Berea, Ohio                 44017
   --------------------------------------------------         -------------
        (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code:        (440) 260-7550
                                                            ------------------

         This Form 8-K/A amends the Form 8-K filed on July 5, 2001 by GeoAlert, Inc., a Nevada corporation. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Moonlight R & D, Inc., an Ohio corporation, as required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a)      Financial Statements of Business Acquired

                  See pages F-1 through F-10 incorporated herein by reference for the audited balance sheets of Moonlight R & D, Inc., an Ohio corporation, as of March 31, 2001 and 2000, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended March 31, 2001, the period November 22, 1999 (date of incorporation) to March 31, 2000 and the period November 22, 1999 (date of incorporation) to March 31, 2001, provided pursuant to the requirements of Rule 3-05(b) of Regulation S-X. The registrant acquired all of the outstanding capital stock of Moonlight
                  R & D, Inc. on June 20, 2001.

         (b)      Pro Forma Financial Information

                  See page F-11 incorporated herein by reference for the unaudited pro forma balance sheet as of March 31, 2001 provided pursuant to the requirements of Article 11 of Regulation S-X.

         (c)      Exhibits

                  2.1 Share Exchange Agreement, dated June 14, 2001, by and among GeoAlert, Inc., Moonlight R & D, Inc. and the Moonlight Shareholders (as defined therein). (A copy of this document was filed as Exhibit 2.1 to GeoAlert's current report on Form 8-K, which was filed on July 5, 2001 and is incorporated herein by reference.)

Item 8.  Change in Fiscal Year
------------------------------

         As previously reported in a Form 8-K filed by us on July 5, 2001, on June 20, 2001, we issued 11,000,000 shares of our common stock to shareholders of Moonlight R & D, Inc. under the terms of a share exchange agreement among us, Moonlight and Moonlight's shareholders. Moonlight's shareholders now own 70% of our common stock.

         On August 30, 2001, our board of directors determined to change our fiscal year, which theretofore had ended on the 31st day of December in each year, to end on the 31st day of March in each year, to conform our fiscal year to that of Moonlight. Given the fact that for accounting purposes, the share exchange was treated as a "reverse acquisition" with Moonlight being deemed the "accounting acquiror" in the transaction, we will not file a transition report reflecting the change in our fiscal year to that of Moonlight.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GEOALERT, INC.


                                              By: /s/ Michael G. Bachmann
                                                 -------------------------------
                                                 Michael G. Bachmann, President


         Date: September 4, 2001

                              MOONLIGHT R & D, INC.

                          INDEX TO FINANCIAL STATEMENTS



-----------------------------------------------------------------------------

                                                                     Page
                                                                     ----

AUDITORS' REPORT ON THE FINANCIAL STATEMENTS                          F-2

FINANCIAL STATEMENTS
     Balance sheets                                                   F-3
     Statements of operations                                         F-4
     Statements of stockholders' equity (deficit)                     F-5
     Statements of cash flows                                         F-6
     Notes to financial statements                             F-7 - F-10

To the Board of Directors
Moonlight R & D, Inc.
Berea, Ohio

                         Independent Auditors' Report
                         ----------------------------

         We have audited the accompanying balance sheets of Moonlight R & D, Inc. (a development stage company) as of March 31, 2001 and 2000, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended March 31, 2001, the period November 22, 1999 (date of incorporation) to March 31, 2000, and the period November 22, 1999 (date of incorporation ) to March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Moonlight R & D, Inc. (a development stage company) as of March 31, 2001 and 2000 and the results of its operations and its cash flows for the year ended March 31, 2001, the period November 22, 1999 (date of incorporation) to March 31, 2000, and the period November 22, 1999 (date of incorporation) to March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Since the Company's inception, it has had minimal operations and requires an increase in its subscriber base to maintain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The general business strategy of the Company is to improve the subscriber base of the company. These financial statements do not include any adjustments that might result from this uncertainty.


                                                           HAUSSER + TAYLOR LLP


Cleveland, Ohio
August 6, 2001

                             MOONLIGHT R & D, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                BALANCE SHEETS



                            March 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                      2001            2000
                                                  ------------    ------------
           ASSETS

CURRENT ASSETS
   Cash and cash equivalents                      $        253    $         --
   Prepaid expenses                                        500              --
                                                  ------------    ------------
         Total current assets                              753              --

PROPERTY, PLANT AND EQUIPMENT, NET                      27,008              --
                                                  ------------    ------------
                                                  $     27,761    $         --
                                                  ============    ============


   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable                               $     99,683    $         --
   Deferred revenue                                     15,062              --
                                                  ------------    ------------
         Total current liabilities                     114,745              --

COMMITMENTS AND CONTINGENCIES                               --              --

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock, $0.001 par value
     Authorized - 10,441,177 shares
     Issued and outstanding - 8,165,000                  8,165           8,165
Additional paid-in capital                              (7,665)         (7,665)
Deficit accumulated during development stage           (87,484)           (500)
                                                  ------------    ------------
         Total stockholders' equity (deficit)          (86,984)             --
                                                  ------------    ------------
                                                  $     27,761    $         --
                                                  ============    ============





  The accompanying notes are an integral part of these financial statements.

                             MOONLIGHT R & D, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                           STATEMENTS OF OPERATIONS



Year Ended March 31, 2001 and Period November 22, 1999 (Date of Incorporation)
------------------------------------------------------------------------------
to March 31, 2000
-----------------

                                          Cumulative
                                         Amounts From                         Period
                                        Incorporation                       November 22,
                                             on                                1999
                                         November 22,      Year Ended     (Incorporation)
                                           1999 to          March 31,       to March 31,
                                        March 31, 2001        2000             2001
                                        --------------    ------------    ---------------
NET SALES                               $    12,598       $    12,598      $          --

COSTS AND EXPENSES
   Professional fees                          5,160             5,160                 --
   Salaries                                  21,369            21,369                 --
   Depreciation and amortization             26,023            26,023                 --
   Administrative expenses                   47,530            47,030                500
                                        -----------       -----------      -------------
                                            100,082            99,582                500

NET LOSS                                $   (87,484)      $   (86,984)     $        (500)
                                        ===========       ===========      =============
NET LOSS PER SHARE:
   BASIC AND DILUTED                                      $     (0.01)     $          --
                                                          ===========      =============
WEIGHTED AVERAGE SHARES OUTSTANDING                         8,165,000          8,165,000
                                                          ===========      =============

  The accompanying notes are an integral part of these financial statements.

                             MOONLIGHT R & D, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                 STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


Year Ended March 31, 2001 and Period November 22, 1999 (Date of Incorporation)
------------------------------------------------------------------------------
to March 31, 2000
-----------------


                                                                                  Deficit
                                                                                 Accumulated
                                         Common Stock          Additional          During
                                   -----------------------      Paid-in          Development
                                      Share       Amount        Capital             Stage        Total
                                   ----------  -----------   ------------       ------------   ---------
Inception, November 22, 1999               --  $        --   $         --       $         --   $      --

     Shares issued for cash         8,165,500        8,165         (7,665)                --         500

     Net loss                              --           --             --               (500)       (500)
                                   ----------  -----------   ------------       ------------   ---------
Balance, March 31, 2000             8,165,500        8,165         (7,665)              (500)         --

     Net loss                              --           --             --            (86,984)    (86,984)
                                   ----------  -----------   ------------       ------------   ---------
Balance, March 31, 2001             8,165,000  $     8,165   $     (7,665)      $    (87,484)  $ (86,984)
                                   ==========  ===========   ============       ============   =========

  The accompanying notes are an integral part of these financial statements.

                             MOONLIGHT R & D, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                           STATEMENTS OF CASH FLOWS




Year Ended March 31, 2001 and Period November 22, 1999 (Date of Incorporation)
------------------------------------------------------------------------------
to March 31, 2000
-----------------

                                                              Cumulative                             Period
                                                             Amounts from                          November 22,
                                                           Incorporation on                           1999
                                                             November 22,          Year          (Incorporation)
                                                                 1999              Ended               to
                                                             to March 31,         March 31,         March 31,
                                                                 2001              2001               2000
                                                           ----------------   ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                    $ (87,484)         $ (86,984)        $    (500)
  Adjustments to reconcile net loss to net cash
     provided by operating activities:
       Depreciation and amortization                             26,023             26,023                --
       Changes in assets and liabilities:
         Prepaid expenses                                          (500)              (500)               --
         Accounts payable                                        99,683             99,683                --
         Deferred revenue                                        15,062             15,062                --
           Total adjustments                                    140,268            140,268                --
                                                           ------------       ------------       -----------
               Net cash provided operating activities            52,784             53,284                --
                                                           ------------       ------------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property, plant and equipment                     (53,031)           (53,031)               --
                                                           ------------       ------------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of shares                                                500               --                 500
                                                           ------------       ------------       -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                           253                253                --

CASH AND CASH EQUIVALENTS AT BEGINNING
  OF PERIOD                                                          --                 --                --
                                                           ------------       ------------       -----------
CASH AND CASH EQUIVALENTS AT END OF
  PERIOD                                                   $        253       $        253       $        --
                                                           ============       ============       ===========

  The accompanying notes are an integral part of these financial statements.

                             MOONLIGHT R & D, INC.

                         NOTES TO FINANCIAL STATEMENTS


Note 1.   Summary of Significant Accounting Policies

          A. Business Purpose - Moonlight was formed on November 22, 1999 under the laws of the state of Ohio and is in the business of notifying individual subscribers and other entities of school closings, business closings and other various occurrences. Due to minimal operations, the Company is considered a development stage company.

          B. Cash and Cash Equivalents - Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

          C. Property, Plant and Equipment - These assets are stated at cost and are depreciated on the straight-line method over the estimated useful lives of the various assets.

          D. Revenue Recognition - The Company bills subscribers at the onset of a contract for the full price of the subscription. The revenue is recognized ratably over the term of the subscription, typically one year.

          E. Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          F. Income Taxes - Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) result from the net change during the year of deferred tax assets and liabilities.

               Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

          G. Earnings Per Share - Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of shares of common stock outstanding in the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock (if their effect is dilutive).

                             MOONLIGHT R & D, INC.

Note 1.   Summary of Significant Accounting Policies (Continued)

          H. Stock Based Compensation - The Company accounts for stock-based compensation issued to employees using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, compensation cost for such options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

          I. Fair Value of Financial Instruments - The fair values of cash, accounts receivable, accounts payable and other short-term obligations approximate their carrying values because of the short maturity of these financial instruments. In accordance with Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," rates available at balance sheet dates to the Company are used to estimate the fair value of existing debt.

          J. Accounting for Derivative Instruments and Hedging Activities - In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS 137 to defer the effective date of SFAS 133 to fiscal quarters of fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, which is a significant amendment to SFAS
               133. The effect of adoption of these statements did not have a significant impact on the Company's financial statements.

Note 2.   Common Stock

          The financial statements have been prepared to reflect the recapitalization of the historical stockholders' equity which is retroactively restated for the equivalent number of shares received in the reverse acquisition (see Note 5). As a result of the reverse acquisition, the original 391 issued and outstanding shares of common stock were converted to 8,165,000 shares issued and outstanding. All of the issued and outstanding shares are fully paid and non-assessable and have equal voting rights. The shares have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares.

                             MOONLIGHT R & D, INC.

Note 3.   Income Taxes

          At March 31, 2001 and 2000, the Company's net deferred tax asset, utilizing a 34% effective tax rate, consists of:

                                                         2001           2001
                                                      ---------       --------
               Net operating loss carryforwards       $  29,000       $    170
               Valuation allowance                      (29,000)          (170)
                                                      ---------       --------
                                                      $       -       $      -
                                                      =========       ========

          The valuation allowance was established to reduce the net deferred tax asset to the amount that will more likely than not be realized. This reduction is necessary due to uncertainty of the Company's ability to utilize the net operating loss carryforwards before they expire.

          For regular federal income tax purposes, the Company has remaining net operating loss carryforwards of approximately $87,000. These losses can be carried forward to offset future taxable income and, if not utilized, will expire in varying amounts beginning in 2021.

Note 4.   Leases

          Moonlight leases office space under an operating lease. Future minimum lease payments under the lease are as follows:

                 2002                                   $ 10,920
                 2003                                     10,920
                 2004                                     10,920
                 2005                                     10,920
                 2006                                      2,730
                                                        --------
                                                        $ 46,410
                                                        ========
          Rent expense amounted to $6,850 and $-0- for the periods ended March 31, 2001 and 2000, respectively.

                             MOONLIGHT R & D, INC.

Note 5.   Subsequent Events

          Share Issuance

          Subsequent to March 31, 2001 and prior to the share exchange agreement, the company issued 2,835,000 shares of $.001 par value common stock in exchange for $90,000 cash and $16,000 of liabilities.

          Share Exchange Agreement

          On June 20, 2001, GeoAlert, Inc., a public shell, acquired all of the outstanding common stock of the Company in exchange for 11,000,000 shares of common stock (70% of GeoAlert's stock after giving effect to the share exchange). For accounting purposes, the share exchange has been treated as a recapitalization of Moonlight with Moonlight as the acquiror (reverse acquisition). For legal purposes, the Company is a subsidiary of GeoAlert, Inc.

          Commitments and Contingencies

          On May 9, 2001 the Company entered into an agreement with an outside vendor to construct and develop a new software system. The Company is responsible and shall provide all computer hardware and publicly available software, and such other resources and facilities, as necessary to develop, test, implement, complete and operate the software system.

          When the system is complete, the Company shall pay to the vendor as a license royalty an amount equal to two percent of its gross revenues derived from the individual alert services. The Company will also have the option to purchase the system from the vendor for one dollar.

          In addition the vendor has an agreement in principle to obtain an option to purchase certain Company shares owned by the majority shareholder. This is subject to agreement on definitive terms of the option and is also contingent upon the vendor's completion of the software.

          The Company also intends to award stock options to certain employees, which is dependent upon the adoption of a stock option plan.

                         GEOALERT, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

                            PRO FORMA BALANCE SHEET
                                MARCH 31, 2001
                                  (UNAUDITED)


The accompanying unaudited pro forma balance sheet has been prepared to reflect the June 20, 2001 reverse acquisition of Moonlight R & D, Inc. by the issuance of 11,000,000 shares of $.001 par value common stock (70% of GeoAlert's stock). The pro forma balance sheet has been prepared as if the reverse acquisition had occurred as of March 31, 2001. A pro forma statement of operations is not presented because GeoAlert is a public shell and is not an operating business.

                                                                Historical
                                                                           Moonlight        Pro Forma
                                                       GeoAlert, Inc.      R&D, Inc.       Adjustments           Pro Forma
                                                       --------------     -----------      -----------         -------------
                                                        (registrant)
Current assets                                         $      --          $      753       $   90,000    2
                                                                                              500,000    3     $    590,753

Fixed assets, net                                             --              27,008               --                27,008
                                                       ----------         -----------      -----------         -------------

Total assets                                           $      --          $   27,761       $  590,000          $    617,761
                                                       ==========         ===========      ===========         =============

Current liabilities                                    $   1,000          $  114,745       $  (16,000)   2
                                                                                               (1,000)   4     $     98,745
Stockholders' equity (deficit)
  Common stock                                            11,500               8,165           (7,000)   1
                                                                                                2,835    2
                                                                                                  200    3           15,700

Additional paid-in-capital                                53,750              (7,665)           7,000    1
                                                                                              103,165    2
                                                                                              499,800    3
                                                                                              (65,250)   4          590,800

Accumulated deficit                                      (66,250)            (87,484)          66,250    4          (87,484)
                                                       ----------         -----------      -----------         -------------

  Total stockholders' deficit                             (1,000)            (86,984)         607,000               519,016
                                                       ----------         -----------      -----------         -------------

Total liabilities and stockholders' deficit            $      --          $   27,761       $  590,000          $    617,761
                                                       ==========         ===========      ===========         =============

Pro forma net loss per share:
  Basic and Diluted                                                                                            $      (0.01)
                                                                                                               =============

Pro forma weighted average shares outstanding                                                                    15,700,000
                                                                                                               =============

1. Adjustment to cancel 7,000,000 of GeoAlert, Inc. $.001 par value common stock prior to the reverse acquisition.

2. Adjustment to record issuance of 2,835,000 shares of GeoAlert, Inc. $.001 par value common stock to the stockholders of Moonlight R & D, Inc. for $106,000 prior to the reverse acquisition.

3. Adjustment to record issuance of 200,000 shares of GeoAlert, Inc. $.001 par value common stock.

     The above adjustment on the pro forma balance sheets reflects equity transactions which were prerequisistes to or in anticipation of the acquisition of Moonlight R & D, Inc.

4. Adjustment to present a pro forma balance sheet which reflects the acquisition transaction for accounting purposes as a recapitalization of Moonlight R & D, Inc.

                                 Exhibit Index
                                 -------------


    Exhibit No.                           Description
    -----------                           -----------

        2.1 Share Exchange Agreement, dated June 14, 2001, by and among GeoAlert, Inc., Moonlight R & D, Inc. and the Moonlight Shareholders (as defined therein). (A copy of this document was filed as Exhibit 2.1 to GeoAlert's current report on Form 8-K, which was filed on July 5, 2001 and is incorporated herein by reference.)

                                      E-1